Exhibit 10.48

SECOND AMENDMENT TO DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT

THIS SECOND AMENDMENT TO DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (this “Second Amendment”) is made as of the 17th day of November, 2009, by and between Artann Laboratories, Inc. (“Artann”), a New Jersey corporation and ProUroCare Medical Inc. (“ProUroCare”), a Nevada corporation.

RECITALS

A.           Artann and ProUroCare (“the Parties”) entered into a development and commercialization agreement on July 25, 2008 relating to a prostate mechanical imaging system (“the Development and Commercialization Agreement”).

B.           The Parties entered into an amendment to that Development and Commercialization Agreement on December 20, 2008 (the “First Amendment”).

C.           The Parties now wish to amend the Development and Commercialization Agreement and the First Amendment thereto as provided herein.

Now, therefore, in consideration of the covenants and agreements set forth herein and for valuable consideration, receipt of which is hereby acknowledged, the Parties mutually agree as follows:

AGREEMENT

ARTICLE I
DEFINITIONS

Terms used in this Second Amendment have the meanings ascribed thereto in the Development and Commercialization Agreement and First Amendment thereto.

ARTICLE II
AMENDMENTS

2.1           Section 3.2 of the Development and Commercialization Agreement shall be amended and restated to read in its entirety as follows:

“3.2           Equity.  ProUroCare shall provide equity (i.e., shares of stock) in ProUroCare upon 1) submission of a 510(k) or PMA as outlined in Section 2.3 on the Generation V PMI System (the “510(k)”), or 2) March 15, 2010, whichever is later.  The equity provided shall be as follows:

a) 769,231 shares, if the 510(k) is duly filed with FDA by November 26, 2009;
b) 666,667 shares, if the 510(k) is duly filed with FDA by December 15, 2009;
c) 588,235 shares, if the 510(k) is duly filed with FDA by December 31, 2009; or
d) 526,316 shares, if the 510(k) is duly filed with FDA after January 1, 2010.”

IN WITNESS THEREOF, the Parties, intending to be legally bound, have caused this Amendment to be executed by their duly authorized officers, as of the effective date of this Amendment.

PROUROCARE MEDICAL, INC.	ARTANN LABORATORIES, INC.

By: /s/ Richard C. Carlson	By: /s/ Noune Sarvazyan

Richard C. Carlson	Noune Sarvazyan
(Print or Type Name)	(Print or Type Name)

Title: Chief Executive Officer	Title: Chief Executive Officer